Exhibit 10.1

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of July 30, 2014, by and between ARE-SD REGION NO. 35, LLC, a Delaware limited liability company (“Landlord”), and RECEPTOS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of April 22, 2014 (the “Lease”). Pursuant to the Lease, Tenant leases from Landlord certain premises consisting of approximately 42,047 rentable square feet (“Premises”) in a building located at 3033 Science Park Road, San Diego, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Tenant has a Right of First Refusal with respect to certain ROFR Space pursuant to Section 39 of the Lease.

C. Landlord has informed Tenant that Landlord desires to lease a portion of the 2nd floor of the Building, consisting of approximately 30,936 rentable square feet, as shown on Exhibit A attached hereto (the “Pending Transaction Space”), to a third party (“Prospective Tenant”) until the Prospective Tenant moves into new space being constructed at the Project for such Prospective Tenant.

D. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, (i) provide for the Right of First Refusal under Section 39 of the Lease to commence upon the expiration of the First Floor ROFR Period (as defined below) rather than on the Commencement Date of the Lease, (ii) provide for Tenant to have a Right of First Refusal with respect to certain space on the first floor of the Building while Prospective Tenant leases the Pending Transaction Space, and (iii) provide for Tenant to have a Right of First Refusal with respect to the Second Floor Suite (as defined in Section 3 below) while Prospective Tenant leases the Pending Transaction Space.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Waiver of Right of First Refusal. Notwithstanding anything to the contrary contained in the Lease, Tenant hereby acknowledges and agrees that Tenant’s Right of First Refusal under Section 39 of the Lease shall not commence until the day immediately following the expiration of the First Floor ROFR Period.

2.	First Floor Right of First Refusal.

a. First Floor Right of First Refusal. So long as Tenant has not assigned the Lease or sublet any portion of the Premises other than pursuant to a Permitted Assignment, subject to the terms of this Section 2(a), each time, during the period commencing on the date that this First Amendment is mutually executed and delivered by Landlord and Tenant through the date that the Prospective Tenant surrenders the Pending Transaction Space (the “First Floor ROFR Period”), that Landlord intends to accept a written proposal or deliver a counter proposal which Landlord would be willing to accept (the “First Floor Pending Deal”) to lease all or a portion of the First Floor ROFR Space (as hereinafter defined) to a third party, Landlord shall deliver to Tenant written notice (the “First Floor Pending Deal Notice”) of the existence of and material terms of such First Floor Pending Deal. For purposes of this Section 2(a), “First Floor ROFR Space”

shall mean (x) that certain premises located on the first floor of the Building consisting of approximately 12,808 rentable square feet, as identified on Exhibit B attached to this First Amendment as “Suite A,” and/or (y) that certain premises located on the first floor of the Building consisting of approximately 10,670 rentable square feet, as identified on Exhibit B attached to this First Amendment as “Suite B,” which is not occupied by a tenant or which is occupied by a then existing tenant whose lease is expiring within 9 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Tenant shall be entitled to exercise its right under this Section 2(a) only with respect to the entire First Floor ROFR Space (and any other space in the Project) described in such First Floor Pending Deal Notice (“Identified ROFR Space”). Accordingly, if a First Floor Pending Deal Notice includes space in the Project in addition to all or a portion of the First Floor ROFR Space, Tenant shall be required to lease all of the space identified in the First Floor Pending Deal Notice if Tenant elects to exercise its First Floor Right of First Refusal with respect to such First Floor Pending Deal Notice and such additional space shall for purposes of that First Floor Pending Deal constitute part of the Identified ROFR Space. Within 5 business days after Tenant’s receipt of the First Floor Pending Deal Notice, Tenant shall deliver to Landlord written notice (the “First Floor Space Acceptance Notice”) if Tenant elects to lease the Identified ROFR Space. Tenant’s right to receive the First Floor Pending Deal Notice and election to lease or not lease the Identified ROFR Space pursuant to this Section 2(a) is hereinafter referred to as the “First Floor Right of First Refusal.” If Tenant elects to lease the Identified ROFR Space by delivering the First Floor Space Acceptance Notice within the required 5 business day period, Tenant shall be deemed to agree to lease the Identified ROFR Space on the same general terms and conditions as the Lease except that the terms of the Lease shall be modified to reflect the terms of the First Floor Pending Deal Notice for the rental of the Identified ROFR Space. The Term of the Lease with respect to the Identified ROFR Space and the Term of the Lease with respect to the then-existing Premises may not be co-terminous. Notwithstanding anything to the contrary contained herein, in no event shall the Work Letter apply to the Identified ROFR Space. If Tenant fails to deliver a First Floor Space Acceptance Notice to Landlord within the required 5 business day period, Tenant shall be deemed to have waived its rights under this Section 2(a) to lease the Identified ROFR Space identified in such First Floor Pending Deal Notice, and Landlord shall have the right to lease the Identified ROFR Space to the third party subject to the First Floor Pending Deal (or an affiliate of such third party)(“First Floor Pending Deal Party”) on substantially the same business terms and conditions set forth in the First Floor Pending Deal Notice. Tenant’s First Floor Right of First Refusal with respect to such Identified ROFR Space shall be restored if Landlord fails to enter into an agreement to lease the Identified ROFR Space to the First Floor Pending Deal Party within 6 months after Landlord’s delivery of the First Floor Pending Deal Notice to Tenant or the lease to the First Floor Pending Deal Party is no longer on substantially the same business terms and conditions. Notwithstanding anything to the contrary contained herein, Tenant’s rights under this Section 2 shall terminate and be of no further force or effect (i) after the expiration of the First Floor ROFR Period, and/or (iii) the first time that any First Floor ROFR Space is leased to a third party other than Tenant.

b. Amended Lease. If (i) Tenant fails to timely deliver a First Floor Space Acceptance Notice, or (ii) after the expiration of a period of 10 business days after Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Identified ROFR Space, no lease amendment for the Identified ROFR Space acceptable to both parties each in their sole and absolute discretion, has been executed, Tenant shall be deemed to have waived its right to lease the Identified ROFR Space, subject to the terms of Section 2(a) above.

c. Exceptions. Notwithstanding the above, the First Floor Right of First Refusal shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in Default (beyond any applicable notice and cure period) under any provision of the Lease; or

(ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the First Floor Right of First Refusal.

d. Termination. The First Floor Right of First Refusal shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the First Floor Right of First Refusal, if, after such exercise, but prior to the commencement date of the lease of such Identified ROFR Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the First Floor Right of First Refusal to the date of the commencement of the lease of the Identified ROFR Space, whether or not such Defaults are cured.

e. Rights Personal. The First Floor Right of First Refusal is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of the Lease.

f. No Extensions. The period of time within which the First Floor Right of First Refusal may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the First Floor Right of First Refusal.

3.	Second Floor Suite Right of First Refusal.

a. Second Floor Suite Right of First Refusal. So long as Tenant has not assigned the Lease or sublet any portion of the Premises other than pursuant to a Permitted Assignment, subject to the terms of this Section 3(a), each time, during the First Floor ROFR Period, that Landlord intends to accept a written proposal or deliver a counter proposal which Landlord would be willing to accept (the “Second Floor Suite Pending Deal”) to lease the Second Floor Suite (as defined below) to a third party, Landlord shall deliver to Tenant written notice (the “SFS Pending Deal Notice”) of the existence of and material terms of such Second Floor Suite Pending Deal. For purposes of this Section 3(a), “Second Floor Suite” shall mean that certain suite located on the second floor of the Building consisting of approximately 6,477 rentable square feet, as shown on Exhibit A attached hereto, which is not occupied by a tenant or which is occupied by a then existing tenant whose lease is expiring within 9 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Tenant shall be entitled to exercise its right under this Section 3(a) only with respect to the entire Second Floor Suite (and any other space in the Project) described in such SFS Pending Deal Notice (“Identified SFS ROFR Space”). Accordingly, if an SFS Pending Deal Notice includes space in the Project in addition to the Second Floor Suite, Tenant shall be required to lease all of the space identified in the SFS Pending Deal Notice if Tenant elects to exercise its Second Floor Suite Right of First Refusal with respect to such SFS Pending Deal Notice and such additional space shall for purposes of that Second Floor Suite Pending Deal constitute part of the Identified SFS ROFR Space. Within 5 business days after Tenant’s receipt of the SFS Pending Deal Notice, Tenant shall deliver to Landlord written notice (the “SFS Space Acceptance Notice”) if Tenant elects to lease the Identified SFS ROFR Space. Tenant’s right to receive the SFS Pending Deal Notice and election to lease or not lease the Identified SFS ROFR Space pursuant to this Section 3(a) is hereinafter referred to as the “Second Floor Suite Right of First Refusal.” If Tenant elects to lease the Identified SFS ROFR Space by delivering the SFS Space Acceptance Notice within the required 5 business day period, Tenant shall be deemed to agree to lease the Identified SFS ROFR Space on the same general terms and conditions as the Lease except that the terms of the Lease shall be modified to reflect the terms of the SFS Pending Deal Notice for the rental of the Identified SFS ROFR Space. The Term of the Lease with respect to the Identified SFS ROFR Space and the Term of the Lease with respect to the then-existing Premises may not be co-terminous. Notwithstanding anything to the contrary contained herein, in no event shall the Work Letter apply to the Identified SFS ROFR Space. In addition, Tenant acknowledges and agrees that (i) Landlord plans to construct certain laboratory and office improvements in the Second Floor Suite, and (ii) all aspects of the improvements to be constructed in the Second Floor Suite (or the decision whether or not to construct any improvements in the Second Floor Suite at all) shall be determined by Landlord, in Landlord’s sole and absolute discretion. If Tenant fails to deliver a SFS Space Acceptance Notice to Landlord within the required 5 business day period, Tenant shall be deemed to have waived its rights under this Section 3(a) to lease the Identified SFS ROFR Space identified in such SFS Pending Deal Notice, and Landlord shall have the right to lease the Identified SFS ROFR Space to the third party subject to the Second Floor Suite Pending Deal (or an affiliate of such third party)(“SFS Pending Deal Party”) on substantially the same business terms and conditions set forth in the SFS Pending Deal Notice. Tenant’s Second Floor Suite Right of First Refusal with respect to such Identified SFS ROFR Space shall be restored if Landlord fails to enter into an agreement to lease the Identified SFS ROFR Space to the SFS Pending Deal Party within 6 months after Landlord’s delivery of the SFS Deal Notice to Tenant or the lease to the SFS Pending Deal Party is no longer on substantially the same business terms and conditions. Notwithstanding anything to the contrary contained herein, Tenant’s rights under this Section 3 shall terminate and be of no further force or effect (i) after the expiration of the First Floor ROFR Period, and/or (iii) the first time that any Second Floor Suite is leased to a third party other than Tenant.

b. Amended Lease. If (i) Tenant fails to timely deliver an SFS Space Acceptance Notice, or (ii) after the expiration of a period of 10 business days after Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Identified SFS ROFR Space, no lease amendment for the Identified SFS ROFR Space acceptable to both parties each in their sole and absolute discretion, has been executed, Tenant shall be deemed to have waived its right to lease the Identified SFS ROFR Space, subject to the terms of Section 3(a) above.

c. Exceptions. Notwithstanding the above, the Second Floor Suite Right of First Refusal shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(iii) during any period of time that Tenant is in Default (beyond any applicable notice and cure period) under any provision of the Lease; or

(iv) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the second Floor Suite Right of First Refusal.

d. Termination. The Second Floor Suite Right of First Refusal shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Second Floor Suite Right of First Refusal, if, after such exercise, but prior to the commencement date of the lease of such Identified SFS ROFR Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Second Floor Suite Right of First Refusal to the date of the commencement of the lease of the Identified SFS ROFR Space, whether or not such Defaults are cured.

e. Rights Personal. The Second Floor Suite Right of First Refusal is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of the Lease.

f. No Extensions. The period of time within which the Second Floor Suite Right of First Refusal may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Second Floor Suite Right of First Refusal.

4.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

RECEPTOS, INC.,
a Delaware corporation

By: /s/ Christian Waage
Its: SVP & General Counsel

LANDLORD:

ARE-SD REGION NO. 35, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Gary Dean
		Its:	Vice President, RE Legal Affairs

Exhibit A

Pending Transaction Space

SECOND FLOOR SUITE
6,477 RSF
PENDING TRANSACTION SPACE
11,346 RSF
PENDING TRANSACTION SPACE
6,905 RSF
PENDING TRANSACTION SPACE
12,685 RSF

Exhibit B

First Floor ROFR Space